                             GROUND LEASE AGREEMENT
                             ----------------------


                                 BY AND BETWEEN

                              THREE GROVE PARTNERS

                                  AS LANDLORD

                                      AND

                     LAKE GROVE FAMILY GOLF CENTERS, INC.,

                                   AS TENANT



                            THE PONDS AT LAKE GROVE

                               TABLE OF CONTENTS



                                                                           Page
                                                                           ----

ARTICLE I....................................................................1
         Section 1.01.    Leased Premises....................................1
         Section 1.02.    Term...............................................1
         Section 1.03.    Use................................................1

ARTICLE II...................................................................2
         Section 2.01.    Base Rent..........................................2
         Section 2.02.    Percentage Rent....................................2
         Section 2.03.    Additional Rent....................................4
         Section 2.04.    Payment of Rent....................................4

ARTICLE III..................................................................5
         Section 3.01.    Impositions........................................5
         Section 3.02.    Payment of Impositions.............................6
         Section 3.03.    Direct Payment and Escrow..........................6
         Section 3.04.    Payment of Bills...................................6

ARTICLE IV...................................................................7
         Section 4.01.    Insurance..........................................7
         Section 4.02.    Evidence of Insurance..............................8
         Section 4.03.    Right of Landlord to Obtain Insurance..............8
         Section 4.04.    Indemnification....................................8

ARTICLE V....................................................................8
         Section 5.01.    Damage to Improvements.............................8

ARTICLE VI..................................................................10
         Section 6.01.    Alterations.......................................10
         Section 6.02.    Right to Remove/Demolish..........................11
         Section 6.03.    Rights to Continue................................11
         Section 6.04.    Liens; End of Term................................11

ARTICLE VII.................................................................12
         Section 7.01.    Sublease and Assignment...........................12
         Section 7.02.    Liens.............................................12
         Section 7.03.    New/Replacement Tenant............................12
         Section 7.04.    Estoppel Certificates.............................13

ARTICLE VIII................................................................13
         Section 8.01.    Right of Refusal..................................13

ARTICLE IX..................................................................14
         Section 9.01.    Tenant Default....................................14
         Section 9.02.    Remedies..........................................15
         Section 9.03.    Additional Remedies; Damages......................16

ARTICLE X...................................................................18
         Section 10.01.   Notice Parties....................................18
         Section 10.02.   Right of Certain Notice Parties to Obtain
                            New Lease.......................................18

ARTICLE XI..................................................................19
         Section 11.01.   Condemnation......................................19

ARTICLE XII.................................................................20
         Section 12.01.   Peaceful Enjoyment................................20
         Section 12.02.   Title to Leased Premises..........................20

ARTICLE XIII................................................................20
         Section 13.01.   Landlord's Mortgagee..............................20

ARTICLE XIV.................................................................21
         Section 14.01.   Surrender.........................................21

ARTICLE XV..................................................................21
         Section 15.01.   Notices...........................................21

ARTICLE XVI.................................................................22
         Section 16.01.   Entire Agreement..................................22

ARTICLE XVII................................................................22
         Section 17.01.   Landlord Default..................................22

ARTICLE XVIII...............................................................23
         Section 18.01.   Actions Requiring Consent of Tenant's Mortgagee...23

ARTICLE XIX.................................................................23
         Section 19.01.   Governing Law.....................................23

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ARTICLE XX..................................................................23
         Section 20.01.   Compliance with Laws..............................23
         Section 20.02.   Hazardous Materials...............................23

ARTICLE XXI.................................................................24
         Section 21.01.   Attorney's Fees...................................24

ARTICLE XXII................................................................24
         Section 22.01.   Recording of Lease................................24

ARTICLE XXIII...............................................................24
         Section 23.01.   Brokers...........................................24

ARTICLE XXIV................................................................24
         Section 24.01.   Guaranty..........................................24

ARTICLE XXV.................................................................24
         Section 25.01.   No Merger of Estates..............................24


Attachments:
------------

EXHIBIT A:        Leased Premises
EXHIBIT B:        Permitted Exceptions
EXHIBIT C:        Guaranty Agreement
EXHIBIT D:        Non-Disturbance Agreement

                             GROUND LEASE AGREEMENT
                             ----------------------


         THIS GROUND LEASE AGREEMENT (this "Lease") is made and entered into effective as of the 1st day of June, 1997 (the "Effective Date"), by and between THREE GROVE PARTNERS, a New York limited partnership (hereinafter called "Landlord"), and LAKE GROVE FAMILY GOLF CENTERS, INC., a New York corporation (hereinafter called "Tenant"), as follows:

                                   ARTICLE I
                                   ---------

         SECTION 1.01. LEASED PREMISES. Subject to the terms, provisions and conditions hereinafter set forth, and in consideration of the covenants of payment and performance stipulated herein, Landlord has leased, demised and let and by these presents does hereby lease, demise and let unto Tenant, for the uses described in Section 1.03, all those certain premises containing 42.9 acres situated on 100 New Moriches Road in Suffolk County, New York, more particularly described on Exhibit A attached hereto and for all purposes made a part hereof and including all improvements and fixtures located thereon except as specifically excluded below (the "Leased Premises").

         TO HAVE AND TO HOLD the Leased Premises, together with any rights, easements, privileges, both subterranean and vertical, and the appurtenances and improvements thereunto attaching or in anywise belonging, unto Tenant, and the successors in interest and permitted assigns of Tenant, for and during the term hereinafter set forth.

         Notwithstanding anything to the contrary herein, the Leased Premises shall not include any property or improvements sold by Landlord and Purchased by Tenant pursuant to that Asset Purchase Agreement dated of even date herewith by and between Landlord and Tenant or any improvements hereafter added to the Leased Premises, all of which shall be owned by Tenant during the term of this Lease; provided that upon a termination or expiration of this Lease title to all improvements then existing on the Leased Premises shall automatically pass to Landlord.

         SECTION 1.02. TERM. Unless sooner terminated under provisions hereof, the initial term of this Lease (the "Term") shall be and continue in full force and effect commencing on June 1, 1997 and continuing thereafter for, during and until 11:59 p.m. on the date that is forty-five (45) years after June 1, 1997.

         SECTION 1.03. USE. Tenant may use the Leased Premises for the operation of a driving range, eighteen (18) hole executive golf course containing approximately three thousand (3,000) yards, kitchen and/or clubhouse, pro-shop and similar or related uses and/or purposes. The use of the Leased Premises should at all times be in accordance with any certificate of occupancy affecting the Leased Premises and all statutes, laws, codes, permits, rules and regulations of any federal, state, municipal, or other governmental agency or authority having jurisdiction over the Leased Premises or any part thereof, whether the same are in force on the date hereof or may in the future be passed, enacted or directed, and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including reasonable attorneys' fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply therewith.

                                   ARTICLE II
                                   ----------

         SECTION 2.01. BASE RENT. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Tenant promises and agrees to pay Landlord, while this Lease remains in force and effect (the "Term"), and in the manner hereinafter provided, annual lease rentals (the "Base Rent") in the amount of $250,000 per Lease Year, which sums shall be paid in equal monthly installments, in advance, on the first day of each calendar month during the Term; provided, however, that if this Lease expires or terminates on other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be the number of days in said month. "Lease Year" means a period of one (1) year, with the first (1st) Lease Year commencing on June 1, 1997 and expiring on May 31, 1998 and with each subsequent Lease Year commencing upon the expiration of the prior Lease Year.

         SECTION 2.02. PERCENTAGE RENT. In addition to Base Rent, Tenant promises and agrees to pay Landlord, while this Lease remains in force and effect, and in the manner hereinafter provided, and subject to the terms, provisions and conditions hereinafter set forth, percentage rent ("Percentage Rent"), which sums shall be paid in quarter-annual installments on or before the forty-fifth (45th) day after each calendar quarter for the prior calendar quarter in accordance with the following:

         (a) Percentage Rent for a calendar year shall be equal to ten percent (10%) of the amount by which Gross Revenues, as hereinafter defined, for such calendar year, minus Cost of Goods Sold, as hereinafter defined, exceeds $2,000,000. Tenant shall not be obligated to pay Percentage Rent for a calendar year until Gross Revenues for such calendar year, minus Cost of Goods Sold for such calendar year, exceeds $2,000,000 and, thereafter Percentage Rent shall be payable quarterly for such calendar year.

         (b) "Gross Revenues" for a calendar year shall be all revenues received by Tenant from the operation of the Leased Premises. Gross Revenues shall include the Gross Revenues of sublessees of Tenant determined in the same manner as for Tenant. Gross Revenues shall not include, and the following amounts shall be deducted in determining Gross Revenues: (i) any federal, state, or local taxes or municipal charges now or hereinafter imposed upon either Tenant or its customers and whether or not collected and/or paid by Tenant or its customers, (ii) receipts from sales of fixtures, furniture, equipment or improvements, (iii) condemnation awards, insurance proceeds, loan proceeds or capital contributions, (iv) cash refunds or credits allowed on returns by customers, (v) fees charged by golf professionals functioning as independent contractors for teaching of golf lessons and instruction, except to the extent Tenant receives any portion of such fees and commissions, provided Tenant's practice of engaging such independent contractors for such purposes at the Leased Premises is consistent with the practice of engaging such independent contractors for such purposes at other properties operated by affiliates of Tenant, (vi) refunds from or the value of merchandise, supplies or equipment returned to shippers, suppliers or manufacturers, (vii) volume discounts received from sellers, suppliers or manufacturers, (viii) receipts from sale of uniforms or clothing required to be worn by employees, (ix) revenues relating to any fund raising or charity events, except to the extent such revenues actually received by Tenant from such events, (x) any uncollectible check, bank draft or charge or credit amount or other bad debt, (xi) interest or dividend income on investments, and (xii) receipts from vending machines except to the extent of net revenues actually received by Tenant.

         (c) "Cost of Goods Sold" for a calendar year shall be the cost of goods sold during such calendar year, including the cost of merchandise, commissions paid on lessons and cost of food and beverages. Cost of Goods Sold shall include the foregoing items incurred by sublessees of Tenant determined in the same manner as for Tenant. Cost of Goods Sold shall take into account any refunds under Section 2.02(b)(vi) and any discounts under Section 2.02(b)(vii). Except as provided in Sections 2.02(b) and 2.02(c), in no event will labor or overhead costs be included in the determination of Costs of Goods Sold.

         (d) Percentage Rent shall be computed by Tenant on a cash basis for each calendar year, provided Percentage Rent shall be payable on a quarterly basis as provided above. Based on the annual financial statements provided for below, Percentage Rent for the applicable calendar year shall be determined and any overpayment or underpayment in Percentage Rent paid quarterly for such calendar year shall be corrected, by Landlord refunding to Tenant any overpayment or by Tenant paying to Landlord any underpayment, within thirty
(30) days after Tenant's delivery of such annual financial statements for such calendar year.

         (e) Percentage Rent, and the calculation thereof, including the $2,000,000 breakpoint, shall be prorated for any partial year occurring during the Term.

         (f) Tenant shall (i) not later than forty-five (45) days following the end of each calendar quarter during the Term, deliver to Landlord a written statement certified by Tenant, showing Gross Revenues and the Cost of Goods Sold during such calendar quarter and a statement of Percentage Rent payable for the period covered by such statement; and (ii) not later than ninety (90) days after the end of each calendar year or partial calendar year, deliver to Landlord a statement of Gross Revenues and the Cost of Goods Sold during such calendar year, or partial calendar year, and a statement of Percentage Rent payable for the period covered by such statement certified by a certified public accounting firm. Landlord shall keep all information received by Landlord confidential, but may be disclosed in any legal proceedings.

         (g) Tenant will preserve for at least three (3) years at the Leased Premises all original books and records disclosing information pertaining to Gross Revenues and the Cost of Goods Sold and such other information respecting Gross Revenues and the Cost of Goods Sold as Landlord reasonably requires, including, but not limited to, cash register tapes, sales slips, sales checks, gross income and sales tax returns, bank deposit records, sales journals and other supporting data. Landlord and its agents shall have the right during normal business hours after reasonable notice to examine and audit such books and records preserved by Tenant provided Landlord shall not interfere with the operation of Tenant's business and shall keep all information obtained confidential. If such examination or audit discloses a liability for Percentage Rent three percent (3%) or more in excess of the Percentage Rent paid by Tenant for any period and at least $500.00 of Percentage Rent is owed as a result of such audit, or if Tenant has failed to keep books and records sufficient to allow for the reasonable completion of such an audit, Tenant shall promptly pay Landlord the cost of said audit. Tenant shall, in any event, pay to Landlord the amount of any deficiency in Percentage Rent which is disclosed by such audit plus interest per annum at three percent (3%) over the prime rate announced by Citibank, N.A. from time to time.

         SECTION 2.03. ADDITIONAL RENT. (a) In addition to Base Rent and Percentage Rent, Tenant agrees to pay and discharge as additional rent ("Additional Rent") all costs, expenses and other sums required to be paid by Tenant under the terms of this Lease, and all other charges and expenses with respect to the use and occupancy of the Leased Premises together with every fine, penalty, interest and cost which may be added for non-payment or late payment, whether or not any are specifically designated as "Additional Rent". In the event of any non-payment of Percentage Rent or Additional Rent when due, Landlord shall have all the rights and remedies provided for in this Lease, or by law, for the non-payment of Base Rent. Notwithstanding the foregoing, Tenant shall not be obligated to pay any amounts for which Landlord is liable, such as Landlord's mortgage.

         (b) Except as expressly provided to the contrary in this Lease, this Lease is intended to be, and shall be construed as, an absolutely net lease, whereby under all circumstances and conditions, the Base Rent and Percentage Rent shall be a completely net return to Landlord; and Tenant shall pay, and shall indemnify and hold harmless Landlord from and against, any and all claims, losses, damages, expenses, costs, fines, penalties, liabilities, obligations and charges whatsoever (including reasonable attorney's fees and disbursements) which shall arise or be incurred, shall become due, or which shall be based upon any act or omission by Tenant occurring during the Term, with respect to or in connection with the Leased Premises or the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupation of the Leased Premises, other than debt service payable under any mortgage or any other obligation or liability arising from Landlord's acts or omissions.

         SECTION 2.04. PAYMENT OF RENT. The rentals described in Section 2.01,
Section 2.02, and Section 2.03 shall be in addition to all other payments to be made by Tenant as herein provided and shall be paid to Landlord without notice or demand and without abatement, deduction or set-off, except as may otherwise be expressly provided in this Lease. If any of the rentals described in Section 2.01, Section 2.02, or Section 2.03 are not paid within five (5) days after the same are due, such past due payments shall bear interest from and after such five (5) day period until paid at the rate of three percent (3%) per annum over the prime rate announced by Citibank N.A.
from time to time.

                                  ARTICLE III
                                  -----------

         SECTION 3.01. IMPOSITIONS. (a) Except as otherwise provided in Section 3.01(b), Tenant will pay and discharge, as and when the same shall become due and payable, without penalty, the following (collectively, the "Impositions"): all real estate taxes, assessments, property taxes, privilege taxes, franchise taxes, excise taxes, business and occupation taxes, gross sales taxes, gross receipt taxes, occupational license taxes, and water and sewer charges, including governmental impositions and charges of every kind and nature whatsoever, whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, with respect to any period during the Term, shall be or become due and payable and which:

              (i) shall be levied, assessed or imposed on or against the Leased Premises or any interest of Landlord or Tenant in the Leased Premises or under this Lease;

              (ii) shall be or become liens on or against the Leased Premises or any interest of Landlord or Tenant in the Leased Premises or under this Lease;

              (iii) shall be levied, assessed or imposed on or against Tenant or Landlord by reason of any actual or asserted engagement by Tenant (but not Landlord), directly or indirectly, in any business, occupation or other activity in connection with the Leased Premises; or

              (iv) shall be levied, assessed or imposed on in connection with the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupancy of the Leased Premises by Tenant.

         (b) Nothing in this Lease shall require Tenant to pay any taxes, assessments or other charges imposed by city, county, state or federal laws or ordinances upon the income of Landlord, or upon the transfer or passing of any interest owned by Landlord in the Leased Premises, generally known as income, inheritance, estate, succession or transfer taxes, or any withholding, profit or revenue tax or charge levied upon the rents payable to Landlord under the terms of this Lease, or any franchise tax or license fee; provided, however, that if at any time during the Term the methods of taxation shall be altered so that in lieu of, as a supplement to, or a substitute for the whole or part of any Imposition which Tenant has agreed to pay pursuant to this Section 3.01, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received under this Lease or (ii) a license fee measured by the rent payable by Tenant under this Lease, then Tenant shall pay the same.


         SECTION 3.02. PAYMENT OF IMPOSITIONS. As additional rental during the Term, Tenant will pay or cause to be paid, as and when the same shall become due, all Impositions, except that:

              (i) All Impositions for the fiscal year or tax year in which the Term of this Lease commences, as well as during the year in which the Term of this Lease expires or earlier terminates, shall be apportioned so that the Tenant shall pay its proportionate share of the Impositions which are payable in the year in which the Term commences and in the year in which the Term expires or earlier terminates, and Landlord shall likewise pay its proportionate share.

              (ii) Where any Imposition is permitted by law to be paid in installments, Tenant may pay such Imposition in installments as and when such installments become due; provided, however, that the amount of all installments of any such Impositions which are to become due and payable after the expiration or earlier termination of the Term shall not be apportioned (except as provided in subsection
                    (i) hereof).

         Landlord represents and warrants to Tenant that the Leased Premises constitute a separate and distinct tax lot for real estate tax purposes.

         SECTION 3.03. DIRECT PAYMENT AND ESCROW. Tenant shall pay all such Impositions to be paid by it directly to the taxing authority; provided that, upon request of Landlord, Tenant will deposit with Landlord a sum equal to the Impositions against the Leased Premises for the current year, in monthly installments prorated on a monthly basis due at the time Base Rent is payable hereunder sufficient to allow Landlord to pay, prior to delinquency, the next maturing Impositions. All amounts so deposited with Landlord shall be held in trust by Landlord for the payment of such Impositions, shall not be commingled with Landlord's other funds, and shall be deposited in an interest bearing account. If Landlord is collecting such deposits, Landlord shall pay the Impositions when due. If Tenant makes payments of Impositions directly to the applicable authority, Tenant shall deliver to Landlord evidence of such timely payment within fifteen (15) days of such payment.

         SECTION 3.04. PAYMENT OF BILLS. Tenant shall fully and promptly pay all gas, heat, light, power, telephone, water, sewer and drainage charges and other charges by public utilities of every kind for services furnished to the improvements located on the Leased Premises for Tenant's use during the term of this Lease.

                                   ARTICLE IV
                                   ----------

         SECTION 4.01. INSURANCE. Tenant shall, at its sole cost and expense:

         (a) Keep all Improvements, fixtures and equipment and other property on, in or appurtenant to the Leased Premises, or used in connection with the operation and maintenance of the Leased Premises, and all replacements, alterations and additions of or to the foregoing insured for the benefit of Landlord, any mortgagee of the Leased Premises, and any other party designated by Landlord, as their respective interests may appear, against all risk of loss or damage, including loss or damage by fire and other perils included in the so-called "extended coverage endorsement", vandalism and malicious mischief, collapse, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, and water damage and against such other risks as are normally or customarily insured against by owners or operators of similar properties or as Landlord may from time to time reasonably request, and containing Replacement Cost, Agreed Amount and Demolition and Increased Cost due to Ordinance endorsements. Such coverage shall be in amounts at all times sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in amounts not less than the full replacement value of the improvements. Tenant shall cause full replacement value to be determined from time to time at the request of Landlord, but not more frequently than once every four (4) years, by an insurance appraisal or other valuation method reasonably acceptable to Landlord;

         (b) If a sprinkler system is located in the Leased Premises or any buildings located thereon, provide sprinkler leakage insurance in amounts reasonably satisfactory to Landlord;

         (c) Provide a Glass and Boiler and Machinery Broad Form insurance policy covering explosion in respect of steam and pressure boilers and similar apparatus, if any, located on the Leased Premises in an amount equal to the full replacement value of insurable improvements upon the Leased Premises;

         (d) Provide comprehensive general liability and broad form property damage insurance, written on an occurrence basis, including elevator, machinery and contractual liability insurance protecting and indemnifying Landlord, Tenant and others having an insurable interest, against any and all claims (including all costs and expenses of defending against same) for personal injury, disease or death and for damage or injury to or destruction of property (including loss of the use) occurring on, in or about the Leased Premises, or any adjoining streets, alleys, passageways, sidewalks, gutters, curbs, vaults or vault spaces appurtenant to the Leased Premises, which insurance shall have a combined single limit of not less than $_________ and umbrella coverage of not less than $_________. The insurance carried pursuant to this paragraph shall include coverage for contractual liability, owners' protective liability, independent contractors' liability and completed operations liability with a personal injury endorsement covering claims arising out of title arrest, false imprisonment, libel, slander, wrongful eviction, discrimination and invasion of privacy;

         (e) Provide automobile liability insurance in amounts reasonably satisfactory to Landlord covering all vehicles operated, or owned by Tenant in connection with the Leased Premises;

         (f) Provide business interruption insurance in amounts and covering risks typically insured by Tenant or its affiliates; and

         (g) Provide workers' compensation insurance to the extent required by applicable law.

         SECTION 4.02. EVIDENCE OF INSURANCE. Tenant shall deliver to Landlord duly executed certificates of insurance and copies of the applicable insurance policies reflecting Tenant's maintenance of the insurance required under
Section 4.01 of this Lease. The insurance required under such sections shall be cancelable only upon at least sixty (60) days prior written notice to Landlord.

         SECTION 4.03. RIGHT OF LANDLORD TO OBTAIN INSURANCE. In the event of the failure of Tenant to maintain insurance required by this Article IV, Landlord may give notice of such failure to Tenant, and if such failure continues for ten (10) days after such notice, Landlord may at its election (but shall not be obligated to) procure such insurance as may be necessary to comply with the above requirements, and Tenant agrees to repay the cost of same to Landlord on demand, with interest thereon at three percent (3%) per annum plus the prime rate announced by Citibank, N.A., from time to time until paid.

         SECTION 4.04. INDEMNIFICATION. Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any damage to person or property arising in connection with the Leased Premises after the date hereof, except that environmental liabilities shall be covered by Section 20.02. Except as otherwise expressly provided in this Lease to the contrary, Tenant shall not be liable to Landlord, or to Landlord's agents, servants or employees for any damage to person or property caused by the negligence or intentional torts of Landlord, or its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all liability and claims for any such damage.

                                   ARTICLE V
                                   ---------

         SECTION 5.01. DAMAGE TO IMPROVEMENTS. (a) If any improvements located at the Leased Premises shall be destroyed or damaged by any cause whatsoever, Tenant shall promptly so notify Landlord and shall, at its sole cost and expense, to the extent of the net amount of any insurance proceeds (the "Insurance Proceeds") available for the purpose, restore, repair, replace or rebuild the same as nearly as possible to its condition and character immediately prior to the damage or destruction, or, at Tenant's option, to its condition and character as of the Effective Date. Such restoration, repairs, replacements or rebuilding (collectively, "Casualty Restoration") shall be commenced promptly and prosecuted to completion with reasonable diligence. All insurance proceeds shall be made available by Landlord for the payment of the cost of the Casualty Restoration. Notwithstanding the foregoing, if damage or destruction occurs within the last two (2) years of the Term, Tenant may elect not to restore or repair, but instead may elect to raze such improvements and pay to Landlord any casualty insurance proceeds receivable by Tenant in excess of the costs incurred to raze such improvements.

         (b) No destruction of or damage to the Leased Premises, or to any improvement, furniture, furnishings, fixtures, equipment or other property shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the full Base Rent, Percentage Rent and Additional Rent payable under this Lease or from any of its other obligations under this Lease. Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Leased Premises or to any suspension, abatement or reduction of any rent on account of any such destruction or damage.

         (c) All Insurance Proceeds paid on account of any damage or destruction, less the actual cost, fees and expenses, if any, incurred by Landlord and Tenant in connection with the adjustment of the loss or the collection of the award (collectively, the "Deposited Funds") shall be deposited with an escrow agent reasonably acceptable to Landlord and Tenant, provided that such escrow agent shall agree in writing that it will apply the Deposited Funds in accordance with the provisions of this Lease. If and so long as Tenant is not in default under this Lease and is conducting the Casualty Restoration (a "Restoration") in accordance with this Lease, the Deposited Funds shall be paid out from time to time as the Restoration progresses, upon the written request of Tenant, which request shall be accompanied by the following:

         (i) A certificate signed by the architect or engineer in charge of the Restoration, reasonably satisfactory to Landlord, dated not more than fifteen
(15) days prior to such request, setting forth:

              (A) that the sum then requested either has been paid by Tenant or is justly due to contractors, sub-contractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the work specified, and stating that no part of such expenditures has been or is being made the basis of any previous or then pending request for the withdrawal of the Deposited Funds;

              (B) a brief description of the services and materials;

              (C) that, except for the amount described in paragraph (i)(A), there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, materials, or services in connection with the Restoration, and

              (D) that the cost, as estimated by the persons signing such certificate, of the work required to complete the Restoration does not exceed the amount of the remaining Deposited Funds, plus any amount deposited by Tenant to defray the expenses of Restoration;

         (ii) Lien waivers, title insurance endorsements or such other evidence, reasonably satisfactory to Landlord, to the effect that there has not been filed with respect to the Leased Premises, any vendor's, mechanic's, laborer's, materialman's or other lien which has not been discharged of record, except such as will be discharged by payment of the amount then requested; and

         (iii) Such other documentation regarding the Restoration as Landlord shall reasonably require.

         (d) Tenant shall, prior to the commencement of the Restoration, furnish to Landlord an estimate of the total cost of the Restoration certified by the architect or engineer in charge of the Restoration. If such cost estimate or any subsequent estimate shall show that the cost of completing the Restoration is in excess of the amount of the Deposited Funds then available, Tenant shall promptly deposit with the holder of the Deposited Funds an amount equal to such excess. The amount so deposited shall be included in the Deposited Funds for all purposes of this Article V.

         (e) Upon compliance by Tenant with the foregoing provisions of this Article, the holder of the Deposited Funds shall pay to Tenant or the persons named in the certificate referred to in Section 5.01(c)(i), from the Deposited Funds, an amount equal to ninety percent (90%) of the cost of the Restoration which is evidenced by the request. At the completion of the Restoration, the balance of the Deposited Funds, to the extent of and as required to complete the payment of Restoration costs, shall be paid to Tenant and Tenant shall provide to Landlord reasonable evidence that the Restoration has been paid for in full.

         (f) If the amount of any Deposited Funds shall exceed the entire cost of the Casualty Restoration, such excess, upon completion of the Casualty Restoration, shall be paid to and retained by Tenant.

         (g) If prior to the completion of any Restoration, this Lease shall terminate or expire for any reason other than by reason of an Event of Default, then Landlord shall have the right to receive and retain any Deposited Funds to the extent that they shall not have been applied to the payment or reimbursement of the costs and expenses of the Restoration, and Tenant shall thereupon be discharged from any and all obligations to complete such Restoration provided said Insurance Proceeds are sufficient to complete such Restoration.

                                   ARTICLE VI
                                   ----------

         SECTION 6.01. ALTERATIONS. Tenant shall have the right, from time to time, to make, at its sole cost and expense, additions, alterations and changes in or to the improvements that are located upon the Leased Premises without Landlord's consent as long as such additions, alterations and changes (a) are determined by Tenant to be necessary or appropriate for the conduct of its business on the Leased Premises, (b) will not diminish the value of the Leased Premises in any material respect, (c) are constructed in compliance with all applicable laws, ordinances and similar requirements, and (d) are consistent with the permitted uses of the Leased Premises. Tenant shall deliver copies of plans and specifications, if any, for all additions, alterations and changes to Landlord within thirty (30) days after completion of the work.

         SECTION 6.02. RIGHT TO REMOVE/DEMOLISH. Tenant shall have the right, from time to time, to remove or demolish any improvements now or hereafter situated on the Leased Premises without the prior written consent of Landlord as long as such demolition either (a) is necessary to the commencement of alterations, additions or changes permitted under Section 6.01 or (b) will not diminish the value of the Leased Premises in any material respect.

         SECTION 6.03. RIGHTS TO CONTINUE. The demolition and removal of any then existing improvements and the construction of new improvements by Tenant upon the Leased Premises at any time or times pursuant to the terms hereof shall not exhaust the rights of Tenant to do the same at any future time or times during the Term, and Tenant may exercise the rights granted to it in
Section 6.01 and 6.02 at any time or times and from time to time during the Term.

         SECTION 6.04. LIENS; END OF TERM. Tenant shall have no right, authority or power to bind Landlord, or any interest of Landlord in the Leased Premises, for any claim for labor or material or for any other charge or expense incurred in the erection and construction of any improvements, or any change, alteration or addition thereto, nor to render such Leased Premises liable to any lien or right of lien for any labor or material, and Tenant shall in no way be considered as the agent of Landlord in the construction, erection or operation of any improvements. Upon the termination of this Lease, whether by expiration of the Term or by reason of default on the part of Tenant, or for any other reason whatsoever, all improvements then located on the Leased Premises shall then merge with the freehold estate and become the property of Landlord as a part of the realty, free and clear of any burdens placed upon Tenant's leasehold estate.

         SECTION 6.05. MAINTENANCE AND REPAIR. Tenant shall, at its sole cost and expense, and subject to its rights as provided in Sections 5.01, 6.01 and 6.02, take good care of the Leased Premises and keep the Leased Premises and all components of the Leased Premises, including the roof and foundations of all buildings and improvements now or hereafter located on the Leased Premises, in good and safe order and condition. Tenant shall neither commit nor permit any waste or injury to the Leased Premises, and shall, at Tenant's sole cost and expense, promptly make all needed repairs, restorations and replacements, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, in and to any improvements, equipment and personal property now or hereafter erected or installed in or on the Leased Premises, including vaults, sidewalks, curbs, water, sewer and gas connections, meters, pipes and mains, and all other fixtures and equipment now or hereafter belonging to, adjoining or connected with the Leased Premises or used in its operations. All repairs, restorations and replacements shall be of good quality sufficient for the proper maintenance and operation of the Leased Premises and at least equivalent in quality to the original work or the property replaced and shall be constructed and installed in compliance with all legal requirements.

                                  ARTICLE VII
                                  -----------

         SECTION 7.01. SUBLEASE AND ASSIGNMENT. At any time during the Term, Tenant shall have and is hereby granted the right freely to sublet all or any portion of the Leased Premises, subject to the use limitations contained in this Lease. Tenant shall have the right to assign this Lease to any affiliate of Tenant or to any entity that purchases all or substantially all of the assets of Tenant without Landlord's approval or consent. A transfer of less than a controlling interest in Tenant shall not be deemed an assignment hereunder requiring Landlord's consent or approval. All other assignments of Tenant's interest in the leasehold estate created hereby, subject to Section 7.02, may be made only with Landlord's approval or consent, which will not be unreasonably withheld. Tenant also shall furnish to Landlord a copy of such instrument of assignment and assumption as herein provided. No such assignment or subletting by Tenant shall relieve Tenant of any covenants or obligations under this Lease and Tenant shall remain fully liable hereunder.

         SECTION 7.02. LIENS. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to assign this Lease to any leasehold mortgagee or to the designee or nominee of such leasehold mortgagee, without the consent of Landlord and without the necessity of compliance with Article VII hereof, in the event leasehold mortgagee or its designee or nominee shall acquire ownership of the leasehold estate created hereby, either following foreclosure of the leasehold mortgage or in liquidation of the indebtedness and in lieu of foreclosure thereof. In such event, leasehold mortgagee or its designee or nominee shall have the further right, without the consent of Landlord, to further assign this Lease and upon such assignment leasehold mortgagee shall be released from the obligations of this Lease thereafter arising. Subject to the provisions of this Article, any purchase money leasehold mortgage accepted in connection therewith shall enjoy all rights, powers and privileges granted herein to a leasehold mortgage. No mortgage, pledge, lien or encumbrance shall in any way affect or encumber Landlord's fee title and estate in and to the Leased Premises. As a condition to any such assignee's assumption of the Lease, all defaults capable of being cured (excluding bankruptcy of Tenant for example) must be cured.

         SECTION 7.03. NEW/REPLACEMENT TENANT. Landlord and Tenant agree that if leasehold mortgagee shall elect to exercise its rights under the leasehold mortgage, it is in the mutual best interests of Landlord, Tenant and leasehold mortgagee that a replacement tenant be promptly located to assume the obligations of Tenant under this Lease or to become tenant under a new lease under Section 10.02 hereof, and to serve as the operator of the recreational facility at the Leased Premises. Accordingly, and in such event, Landlord agrees to cooperate with leasehold mortgagee by not unreasonably withholding its consent to any new tenant (whether a nominee of leasehold mortgagee or otherwise) proposed by leasehold mortgagee to assume unconditionally tenant's obligations hereunder or as a new tenant under a new lease made under

Section 10.02 hereof or as the purchaser of Tenant's leasehold estate under a proceeding to foreclose the leasehold mortgage. Such replacement tenant's unconditional assumption of this Lease shall not operate as a release of Tenant's obligations hereunder. As a condition to any such assignee's assumption of the Lease, all defaults capable of being cured (excluding bankruptcy of Tenant for example) must be cured. Landlord agrees to consent to and recognize the granting to leasehold mortgagee by a replacement tenant or new tenant of a security interest in such tenant's personal property used and located and the Leased Premises. Landlord further agrees to subordinate unconditionally any lien, charge or encumbrance at any time held by it in such personal property to the lien therein in favor of leasehold mortgagee and agrees that leasehold mortgagee may, without notice to or consent of Landlord, enter upon the Leased Premises from time to time to inspect and or maintain or remove any or all of such personal property.

         SECTION 7.04. ESTOPPEL CERTIFICATES. Landlord and Tenant shall, from time to time, without additional consideration, execute and deliver (x) an estoppel certificate consisting of statements, if true (and if not true, setting forth the true state of facts as Landlord or Tenant views them), that
(i) this Lease is in full force and effect, with rental paid through the date of such estoppel; (ii) this Lease has not been modified or amended; (iii) Landlord and Tenant are not then in default; (iv) Tenant and Landlord have fully performed all of Tenant's and Landlord's obligations thereunder; and (v) such other statements as reasonably may be required by Tenant or by Tenant's mortgagee, or by Landlord or by Landlord's mortgagee, and (y) and such further certificates and instruments of a similar nature setting forth factual matters and/or evidencing the agreement of Landlord or Tenant to the mortgage or other hypothecation by the Tenant or Landlord of the interest created hereby as may be reasonably requested by Tenant or any mortgagee of Tenant or Landlord or any mortgagee of Landlord.

                                  ARTICLE VIII
                                  ------------

         SECTION 8.01. RIGHT OF REFUSAL. Landlord hereby grants to Tenant a right of first refusal (the "Right of Refusal") during the Term to purchase the fee simple title to the Leased Premises, including all rights, title, and interest of Landlord under this Lease, upon the terms, provisions, and conditions of this Section 8.01. Landlord shall not convey, assign or otherwise transfer the fee simple title to the Leased Premises or any portion thereof to any third party without first complying with the provisions of this Section
8.01. If during the Term Landlord receives a bona fide written offer from an independent third party to purchase all or a portion of the Leased Premises from Landlord (any such offer being referred to herein as an "Offer"), then Landlord shall offer to Tenant in writing (the "Refusal Notice") the right to purchase the Leased Premises or the applicable portion thereof on the terms set forth in the Offer. The Refusal Notice shall include a copy of the Offer. Tenant shall exercise its Right of Refusal, if at all, by written notice to Landlord within ten (10) days after the date the Refusal Notice is received by Tenant (the "Refusal Election Period"). If Tenant does not exercise its Right of Refusal prior to the expiration of the Refusal Election Period, Tenant shall be deemed to have not exercised the Right of Refusal and Landlord may thereafter sell all or the applicable portion of the Leased Premises on the terms set forth in the Offer to the party that submitted the Offer without regard to Tenant's rights under this Section 8.01; provided, however, that if Landlord does not consummate any such sale within one hundred eighty (180) days after the end of the Refusal Election Period, then Landlord may not consummate any such sale without again making an offer to Tenant as contemplated by this Section 8.01. Nothing contained in this Section 8.01 limits or impairs Tenant's other rights hereunder as tenant of the Leased Premises for the Term.

                                   ARTICLE IX
                                   ----------

         SECTION 9.01. TENANT DEFAULT. This Lease and the term and estate granted by this Lease are subject to the limitation that if any one or more of the following events (each, an "Event of Default") shall occur:

         (a) Tenant shall default in the payment when due of any Base Rent, Percentage Rent, or Additional Rent, and Tenant shall fail to remedy such default within ten (10) days after notice by Landlord to Tenant of such default;

         (b) Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Base Rent, Percentage Rent and Additional Rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot reasonably be remedied within thirty
(30) days, Tenant shall not proceed in good faith and with due diligence to remedy and correct such default and such default is not, in fact, cured on or before one hundred eighty (180) days after such notice of said default has been given to Tenant;

         (c) Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic) (collectively, the "Bankruptcy Laws") or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of Tenant or of all or any part of Tenant's property;

         (d) Any proceeding is commenced seeking a reorganization, arrangement, liquidation, dissolution of Tenant or similar relief under Bankruptcy Laws or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of Tenant or all or any part of Tenant's property, without the consent or acquiescence of Tenant, and such preceding shall not have been vacated or otherwise discharged within sixty (60) days after the commencement of a proceeding, or any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Leased Premises shall be taken or occupied or attempted to be taken or occupied;

         (e) Tenant shall abandon the Leased Premises and fail to operate its business at the Leased Premises for a period in excess of thirty (30) consecutive days, unless such failure to operate results from casualty, condemnation, adverse weather conditions, alterations or demolition, or any other factor beyond Tenant's reasonable control;

         (f) Any default by Tenant, after the giving of notice and the expiration of applicable cure periods under the lease dated May 13, 1994, between Landlord, as landlord, and Leisure Complexes, Inc., as tenant;

then in any of such events Landlord may give to Tenant notice ("Termination Notice") of Landlord's intention to terminate this Lease and the Term at the expiration of ten (10) days from the date of the giving of the Termination Notice, this Lease and the Term shall terminate upon the expiration of ten (10) days with the same effect as if that day were the expiration of this Lease, but Tenant shall remain liable as set forth in this Article.

         An Event of Default arising from a default in the payment of rent shall not, unless Landlord so elects, create a conditional limitation under this Lease. On the occurrence of such an Event of Default, Landlord may elect to commence a summary proceeding for failure to pay rent or a plenary action for the recovery of unpaid rent rather than seeking a termination of this Lease on the basis of conditional limitation.

         SECTION 9.02. REMEDIES. If this Lease shall terminate as provided in this Article IX, then:

         (a) Landlord and Landlord's agents may, after the date of termination, re-enter the Leased Premises, without notice, either by summary proceeding or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages), and may repossess the Leased Premises and dispossess Tenant and any other persons from the Leased Premises and remove any and all of its or their property and effects from the Leased Premises, without liability for damage, and in no event shall re-entry be deemed an acceptance of surrender of this Lease; and

         (b) Landlord may relet the Leased Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the expiration of this Lease, at such rental or rentals and on such other conditions, which may include concessions and free rent periods, as Landlord, in it sole discretion, may determine. Landlord shall have no obligation to relet the Leased Premises and shall not be liable for refusal or failure to relet the Leased Premises, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord may make any repairs, replacements, alterations, additions, improvements, decorations and other physical changes in the Leased Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

         SECTION 9.03. ADDITIONAL REMEDIES; DAMAGES. If this Lease shall terminate as provided in this Article IX, then:

         (a) Tenant shall pay to Landlord all Base Rent, Percentage Rent and Additional Rent to the date of termination;

         (b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as Base Rent, Percentage Rent, Additional Rent, Security Deposit or otherwise, but such monies shall be credited by Landlord against any Base Rent, Percentage Rent, or Additional Rent due at the time of such termination or, at Landlord's option, against any damages payable by Tenant;

         (c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between the Base Rent, Percentage Rent and Additional Rent payable for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Percentage Rent and Additional Rent to be equal to the annual average of the Percentage Rent and Additional Rent payable for the three (3) years immediately preceding such termination or re-entry) and the net amount, if any, of rents ("Net Rent") collected under any reletting for any part of such period or under any subleases with subtenants which attorn to Landlord, after first deducting from the rents collected all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry upon the Leased Premises and in connection with such reletting including all repossession costs, advertising costs, brokerage commissions, legal expenses, attorneys' fees, architect's fees, alteration costs and other expenses of preparing the Leased Premises for such reletting;

         (d) Any deficiency under Section 9.03(c) shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Base Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any prior or subsequent month by a similar proceeding. Alternatively, suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election;

         (e) Whether or not Landlord shall have collected any monthly deficiencies, Landlord shall be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for liquidated and agreed final damages and not as a penalty, a sum equal to the amount by which the Base Rent, Percentage Rent and Additional Rent payable for the period to the Expiration Date from the latest of the date of termination of this Lease or the date through which monthly deficiencies shall have been paid in full (conclusively presuming the Percentage Rent and Additional Rent to be equal to the annual average of the Percentage Rent and Additional Rent payable for the three (3) years immediately preceding such termination) exceeds the then fair and reasonable rental value of the Leased Premises (including all improvements thereon) for the same period, both discounted at the rate of 8% per annum to present worth. If, before presentation of proof of such liquidated damages to any court or tribunal, the Leased Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent upon such relenting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the premises (as the case may be) so relet during the term of the reletting;

         (f) In no event shall Tenant be entitled (i) to receive any excess of Net Rent over the sums payable by Tenant to Landlord under, this Article IX or
(ii) in any suit for the collection of damages pursuant to this Article IX to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord prior to the commencement of such suit;

         (g) All of the right, title, estate and interest of Tenant in and to
(i) the Leased Premises, (ii) all buildings, improvements, equipment, fixtures, machinery and supplies on the Leased Premises, (iii) all rents, issues and profits of the Leased Premises and the buildings and improvements at the Leased Premises whether then accrued or to accrue, (iv) all insurance policies and all insurance proceeds paid or payable and (v) any undisbursed balance of the Deposited Funds shall automatically terminate and the right, title, estate and interest of Tenant, its successors in interest and assigns in and to all such property shall belong to the Landlord, without further action on the part of either party and without cost or charge to Landlord; and

         (h) Landlord shall be entitled to possession of the Leased Premises free from any estate or interest of Tenant.

         In the event of any breach by Tenant or any persons claiming through or under Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise.

         Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, waives any and all rights and privileges under law which Tenant and all such persons may then have to (a) redeem the Leased Premises, (b) re-enter or repossess the Leased Premises, or
(c) restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by warrant of any court or judge of competent jurisdiction, or after any re-entry by Landlord upon expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter" and "re-entry" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

         If suit shall be brought for recovery of possession of the Leased Premises, for the recovery of Base Rent, Percentage Rent or Additional Rent or any other amount due under the provisions of this Lease, or because of any Event of Default, Tenant shall pay to Landlord all expenses incurred for the suit, including, without limitation, reasonable attorneys' fees and disbursements.

         Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in any in matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, any claim of injury or damage, and any emergency statutory or any other statutory remedy. Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based on non-payment by Tenant of Base Rent, Percentage Rent or Additional Rent, unless failure to interpose the counterclaim would preclude Tenant asserting in a separate action the claim which is the subject of the counterclaim.

                                   ARTICLE X
                                   ---------

         SECTION 10.01. NOTICE PARTIES. As used herein, "Notice Party" means any person or entity (a) which is a mortgagee who holds a mortgage which burdens all or any part of Tenant's leasehold interest under this Lease or any improvements upon the Leased Premises which are owned by Tenant, and (b) whose name and address for notice purposes has been furnished by Tenant to Landlord. Landlord shall give each Notice Party a duplicate copy of any and all notices of default or other notices in writing which Landlord may give or serve upon Tenant pursuant to the terms of this Lease, and any such notice shall not be effective until said duplicate copy is given to such Notice Party. A different address may be designated by such Notice Party by written notice delivered to Landlord from time to time. Any such Notice Party may, at its option, at any time before the rights of Tenant shall have been forfeited to the Landlord as provided for in this Lease, cure in full any default by Tenant under this Lease, any such cure in full shall be as effective to prevent a forfeiture of the rights of Tenant hereunder as the same would have been if done and performed by Tenant instead of by any such Notice Party. In no event shall Landlord be required to accept from a Notice Party partial cure of any default by Tenant under this Lease and no Notice Party shall have any rights on account of such partial cure, even if accepted by Landlord.

         No such mortgagee or trustee of the rights and interests of Tenant hereunder shall be or become liable to Landlord as an assignee of this Lease until such time as said mortgagee or trustee shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action or remedy provided for by such mortgagee or deed of trust, or by proper conveyance from Tenant, either acquire the rights and interests of Tenant under the terms of this Lease or actually take possession of the Leased Premises, whichever occurs earlier, and such liability of said mortgagee or trustee shall terminate upon such mortgagee's or trustee's assigning such rights and interests to another party or relinquishing such possession, as the case may be.

         SECTION 10.02. RIGHT OF CERTAIN NOTICE PARTIES TO OBTAIN NEW LEASE. Upon termination of this Lease pursuant to Section 9.02, the Notice Party, if any, who holds a first lien on Tenant's leasehold estate under this Lease or any improvements upon the Leased Premises shall have the option, upon written notice to Landlord given not later than ten (10) days after receipt of written notice from Landlord of such termination, to elect to receive, in its own name or in the name of its nominee, from Landlord a new lease of the Leased Premises for the unexpired balance of the Term, on the same terms and conditions as in this Lease set forth, and Landlord agrees to execute such lease provided:

              (i) the Notice Party shall forthwith cure any default of Tenant; and

              (ii) the Notice Party or its nominee shall thereafter observe and perform all covenants and conditions in said lease contained on the part of Tenant to be observed and performed.

Any such new lease, by virtue of the recording of this Lease or a memorandum thereof, shall have priority equal to this Lease.


                                   ARTICLE XI
                                   ----------

         SECTION 11.01. CONDEMNATION. If all of the Leased Premises shall be taken for any public or quasi-public use under any statute, or by right of eminent domain, or if any part of the Leased Premises shall be so taken and the part not so taken shall be insufficient in the reasonable judgment of Tenant for the operation of the Leased Premises as a golf course (a "Total Taking"), then, in either of such events, when possession of the Leased Premises shall have been taken by the condemning authority, the Term, and all rights of Tenant under this Lease, shall the immediately terminate, and the Base Rent, Percentage Rent and any Additional Rent shall be apportioned and paid to the date of such termination.

         If a part of the Leased Premises shall be so taken, and the remainder of the Leased Premises shall be sufficient in the reasonable judgment of Tenant for the operation of the Leased Premises as a golf course (a "Partial Taking"), then this Lease shall continue in full force and effect, and Tenant shall, at its sole cost and expense, but to the extent of the net amount of any condemnation award for the Leased Premises so taken (the "Condemnation Award") available for such purpose, restore, repair, replace or rebuild the same as nearly as possible to the condition existing prior to the Partial Taking. Such restoration, repairs, replacements or rebuilding (collectively, "Condemnation Restoration") shall be commenced promptly and prosecuted to completion with reasonable diligence. The Condemnation Award shall be made available for the payment of the cost of the Condemnation Restoration in the same manner as provided in Article V. Any excess of the Condemnation Award after payment of the Condemnation Restoration shall be paid to Landlord.

         In the event of any taking as above described, Landlord shall be entitled to all awards, damages, and compensation for such taking except as such awards may be separately designated for loss of income due to interruption of Tenant's business, loss to improvements or any award specifically designated to compensate Tenant for any of its loss.


                                  ARTICLE XII
                                  -----------

         SECTION 12.01. PEACEFUL ENJOYMENT. Subject to all of the terms and provisions of this Lease, Landlord covenants and warrants that Tenant, on paying the rental and other payments herein provided and performing and observing all of its covenants and agreements herein contained and provided, shall and may peaceably and quietly have, hold, occupy, use and enjoy, and shall have the full, exclusive and unrestricted use and enjoyment of, the Leased Premises during the Term.

         SECTION 12.02. TITLE TO LEASED PREMISES. Landlord covenants to Tenant that Landlord owns good and marketable title to the Leased Premises, subject only to the matters listed on Exhibit B attached hereto and made a part hereof, to the extent the same are valid and in force and effect as to the Leased Premises, and Landlord agrees to warrant and forever defend the title to the Leased Premises against the claims of any and all persons whomsoever lawfully (or otherwise) claiming the same or any part thereof.


                                  ARTICLE XIII
                                  ------------

         SECTION 13.01. LANDLORD'S MORTGAGEE. Any and all mortgages on the fee title or reversionary interest of Landlord in the Leased Premises shall be subject and subordinate to this Lease; provided, however, that Tenant hereby agrees that this Lease is subject and subordinate to mortgages where the holders of such mortgages deliver to Tenant a non-disturbance agreement in the form attached hereto as Exhibit D, provided, however, that nothing contained herein shall restrict or otherwise impair the right of Landlord to transfer, convey, sell, mortgage or otherwise deal with the fee to the Leased Premises or affect the right of Landlord to assign this Lease and the rental and other sums payable hereunder as further collateral security for any such fee mortgage or otherwise, and Tenant agrees to honor any such assignment from and after receipt of an executed copy thereof; and Tenant further agrees that while any such mortgage or other encumbrance is in force, and if Tenant shall have been given written notice thereof and the name and address of the mortgagee and/or trustee, Tenant shall give said mortgagee or trustee a duplicate copy of any and all notices of default or other notices in writing which Tenant may give or serve upon Landlord pursuant to the terms of this Lease, and any such notice shall not be effective until said duplicate copy is given to such mortgagee or trustee. A different address may be designated by such mortgagee or trustee by written notice delivered to Tenant from time to time. Any such mortgagee and/or trustee may, at its option, at any time before any rights of the Tenant shall have accrued as a result of any default of Landlord hereunder, make any payment or do any other act or thing required of the Landlord by the terms of this Lease; and all payments so made and all things so done or performed by any such mortgagee and/or trustee shall be as effective to prevent accrual of any rights of Tenant hereunder as the same would have been if done and performed by the Landlord instead of by any such mortgagee or trustee. No such mortgagee or trustee of the rights and interests of the Landlord hereunder shall be or become liable to Tenant as an assignee of this Lease until such time as said mortgagee or trustee shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action or remedy provided for by such mortgagee or deed of trust, or by proper conveyance from Landlord, acquire the rights and interests of the Landlord under the terms of this Lease, and such liability of said mortgagee or trustee shall terminate upon such mortgagee's or trustee's assigning such rights and interests to another party. This Lease shall be conditioned upon all existing mortgagees giving non-disturbance agreements in the form attached hereto as Exhibit D.


                                  ARTICLE XIV
                                  -----------

         SECTION 14.01. SURRENDER. Tenant shall, on or before the expiration of this Lease or on the sooner termination of this Lease, peaceably and quietly leave and surrender to Landlord the Leased Premises, in good condition, reasonable wear and tear excepted, together with all improvements upon the Leased Premises as of termination (subject to Sections 5.01, 6.01 and 6.02), except for Tenant's movable furniture, movable personal property or movable trade fixtures. All property removable by Tenant pursuant to this Article XIV which shall not be removed by Tenant on or before the date when Tenant shall vacate and surrender the Leased Premises shall be deemed abandoned by Tenant. If Tenant remains in possession of the Leased Premises after the termination of this Lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Leased Premises as a Tenant from month to month, at a monthly rental equal to three (3) times the monthly installment of Base Rent payable during the last month of the Lease Term and subject to all the other conditions, provisions and obligations of this Lease, including the obligation to pay Percentage Rent and Additional Rent.


                                   ARTICLE XV
                                   ----------

         SECTION 15.01. NOTICES. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses as follows:

         If to Landlord, to:           Three Grove Partners
                                       110 New Moriches Road
                                       Lake Grove, NY
                                       Attention:  Bill Reitzig

         With copy to:                 Ruskin, Moscou, Evans & Faltischek, P.C.
                                       170 Old Country Road
                                       Mineola, New York 11501
                                       Attention: David S. Koffler

         If to Tenant, to:             Family Golf Centers, Inc.
                                       225 Broadhollow Road, Suite 106E
                                       Melville, NY 11747
                                       Attention: General Counsel

Notices given in the manner aforesaid shall be deemed to have been given three
(3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.


                                  ARTICLE XVI
                                  -----------

         SECTION 16.01. ENTIRE AGREEMENT. This agreement embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless such are in writing and executed by both Landlord and Tenant. No waiver or waivers of any breach or default or any breaches or defaults by either party of any term, condition or liability of or performance by the other party of any duty or obligation hereunder, including without limitation, the acceptance by Landlord or payment by Tenant of any rentals at any time or in any manner other than as herein provided shall be deemed a waiver thereof, nor shall any such waiver or waivers be deemed or construed to be a waiver or waivers of subsequent breaches or defaults of any kind, character or description under any circumstances. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.


                                  ARTICLE XVII
                                  ------------

         SECTION 17.01. LANDLORD DEFAULT. In the event Landlord defaults in undertaking the performance of any of Landlord's covenants or obligations herein contained for a period of thirty (30) days next following the date on which Landlord receives written notice given by Tenant to Landlord as provided herein asserting such default of Landlord, Tenant shall have the right (but shall not be obligated), at Tenant's sole election, to perform Landlord's covenants or obligations which Tenant asserts to be in default, at the expense of Landlord, and to make claim against Landlord for an amount equal to the cost incurred by Tenant in so doing, together with interest thereon at the rate of three percent (3%) per annum plus the prime rate announced by Citibank, N.A. from time to time from the date incurred by Tenant until repaid by Landlord.

                                 ARTICLE XVIII
                                 -------------

         SECTION 18.01. ACTIONS REQUIRING CONSENT OF TENANT'S MORTGAGEE. After execution and delivery of a leasehold mortgage by the Tenant and the receipt by Landlord of a true copy thereof, this Lease may not be modified, amended, canceled, surrendered, or terminated other than pursuant to its express provisions by agreement between Landlord and Tenant without the prior written consent of leasehold mortgagee.


                                  ARTICLE XIX
                                  -----------

         SECTION 19.01. GOVERNING LAW. This Lease shall be governed by the laws of the State of New York, and the covenants contained herein shall be deemed performable in Suffolk County, New York. The proper venue for any suit brought in connection with this Lease shall be the appropriate local, state or federal court in Suffolk County, New York.


                                   ARTICLE XX
                                   ----------

         SECTION 20.01. COMPLIANCE WITH LAWS. As used in this Lease, "Legal Requirements" shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and "Governmental Authority" shall mean the United States, the state, county, city and political subdivisions in which the Leased Premises are located or which exercise jurisdiction over the Leased Premises, and any agency, department, commission, board, bureau or instrumentality of any of them which exercise jurisdiction over the Leased Premises. Throughout the Term, at Tenant's own cost and expense, Tenant shall conform to and substantially comply with all Legal Requirements affecting the Leased Premises.

         SECTION 20.02. HAZARDOUS MATERIALS. As used in this Lease, "Hazardous Materials shall mean any substances, materials or wastes subject to regulation by Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

         Tenant is accepting the Leased Premises, in their as-is condition, subject only to the express representations and warranties of Landlord contained in this Lease. Notwithstanding the foregoing, Tenant is not releasing any rights of contribution against Landlord or any third parties nor is Tenant agreeing to assume or indemnify Landlord against any claims arising out of the presence, suspected presence, Release, or suspected Release of Hazardous Materials prior to, or existing as of, the date hereof. Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, and the officers, directors, shareholders, employees and agents of Landlord, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs and liabilities, including reasonable attorneys' fees incurred, that arise directly or indirectly from or in connection with the presence, suspected presence, Release, or suspected Release of Hazardous Materials arising or accruing after the Effective Date.


                                  ARTICLE XXI
                                  -----------

         SECTION 21.01. ATTORNEY'S FEES. If either party hereto commences legal proceedings against the other party hereto with respect to this Lease, and if such commencing party prevails in such proceedings, then the non-prevailing party shall pay the prevailing party's reasonable legal fees and costs of suit.


                                  ARTICLE XXII
                                  ------------

         SECTION 22.01. RECORDING OF LEASE. Tenant may not record this Lease in the real property records of Suffolk County, New York. At the request of either party hereto, both parties hereto shall execute and acknowledge a memorandum of this Lease to be recorded in the real property records of Suffolk County, New York, in a form and of a content reasonably acceptable to Landlord and Tenant, and at the expense of the requesting party, containing such terms as may be necessary to place third parties on notice of Tenant's rights under this Lease.


                                 ARTICLE XXIII
                                 -------------

         SECTION 23.01. BROKERS. Each party hereto warrants and represents that it has not dealt with a broker or intermediary entitled to any compensation in connection with this Lease or Tenant's use of the Leased Premises. Each party hereby agrees to hold the other party, its officers, directors, shareholders, affiliates, employees, agents and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commissions or other fees by any other broker or agent acting or purporting to have acted on behalf of such party.


                                  ARTICLE XXIV
                                  ------------

         SECTION 24.01. GUARANTY. Family Golf Centers, Inc., has executed a Guaranty Agreement of even date herewith in the form attached hereto as Exhibit C to guaranty to Landlord certain of Tenant's obligations hereunder as more particularly described therein.


                                  ARTICLE XXV
                                  -----------

         SECTION 25.01. NO MERGER OF ESTATES. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may own or hold (i) the leasehold estate created by this Lease or any interest in such leasehold estate and (ii) the fee estate in the Leased Premises or any part thereof or any interest in such fee estate; and no such merger shall occur unless and until all persons, including any leasehold mortgagee, having an interest in (1) the leasehold estate created by this Lease, and

(2) the fee estate in the Leased Premises, shall join in a written instrument effecting such merger and duly record the same.

         IN WITNESS WHEREOF, this Lease is made and entered into in multiple original counterparts as of the date and year first above written.

                                       THREE GROVE PARTNERS, a New York limited partnership

                                       By: Grayside Partners, Inc., a New York
                                       corporation, general partner


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       LAKE GROVE FAMILY GOLF CENTERS, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   EXHIBIT C
                                   ---------

                               GUARANTY AGREEMENT
                               ------------------

         Section 1. Guaranty. For value received, FAMILY GOLF CENTERS, INC., a Delaware corporation ("Guarantor"), hereby absolutely and unconditionally guarantees to THREE GROVE PARTNERS, a New York limited partnership ("Beneficiary"), and its successors or assigns, the full, prompt and faithful payment and performance of each and every obligation of LAKE GROVE FAMILY GOLF CENTERS, INC., a New York corporation ("Tenant"), under the Lease Agreement between Beneficiary, as landlord, and Tenant, as tenant, relating to the lease of certain property located at 100 New Moriches Road, Lake Grove, Suffolk County, New York (as the same may have been or may be amended, extended or modified from time to time, the "Lease"). As used in this Guaranty Agreement (this "Guaranty"), "Guaranteed Obligations" means all obligations of Tenant guaranteed by Guarantor in this Section 1.

         Section 2. Term. The obligations of Guarantor as to the Guaranteed Obligations shall continue in full force and effect against Guarantor until Guarantor has performed the Guaranteed Obligations as set forth herein. This Guaranty covers any and all of the Guaranteed Obligations, whether presently outstanding or arising subsequent to the date hereof. This Guaranty is binding upon and enforceable against Guarantor and the assigns and successors of Guarantor.

         Section 3. Representation and Warranty of Guarantor. Guarantor hereby represents and warrants to Beneficiary that Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty.

         Section 4. Waiver of Rights. Guarantor hereby waives (a) notice of acceptance hereof; (b) grace, demand, presentment and protest with respect to the Guaranteed Obligations or to any instrument, agreement or document evidencing or creating same; (c) notice of grace, demand, presentment and protest; (d) notice of non-payment or other defaults, of intention to accelerate and of acceleration of the Guaranteed Obligations; (e) notice of and/or any right to consent or object to the assignment of any interest in the Lease or the Guaranteed Obligations; (f) notice of the renewal, extension, amendment and/or modification of any of the terms and provisions of the Lease;
(g) notice of the filing of suit and diligence by Beneficiary in collection or enforcement of the Guaranteed Obligations; and (h) any other notice regarding the Guaranteed Obligations.

         Section 5. Primary Liability of Guarantor. The liability of Guarantor shall not be impaired, reduced or in any way affected by: (a) Beneficiary's failure, refusal, or neglect to collect or enforce the Guaranteed Obligations, by way of, without limitation, any indulgence, forbearance, compromise, settlement or waiver of performance which may be extended to Tenant by Beneficiary or agreed upon by Beneficiary and Tenant; or (b) any termination of the Lease to the extent that Tenant thereafter continues to be liable. This Guaranty constitutes a primary obligation of Guarantor. This is an absolute, unconditional, irrevocable and continuing guaranty of payment and performance and not of collection and is in no way conditioned upon any attempt to collect from

Tenant or upon any other event or contingency. Guarantor agrees that Beneficiary is not required, as a condition to establishing Guarantor's liability hereunder, to proceed against any person (including, without limitation, Tenant or any other guarantor). Guarantor hereby expressly waives any right or claim to force Beneficiary to proceed first against Tenant or any other guarantor as to any of the Guaranteed Obligations or other obligations of Tenant, and agrees that no delay or refusal of Beneficiary to exercise any right or privilege which Beneficiary has or may have against Tenant, whether arising from any documents executed by Tenant, any common law, applicable statute or otherwise, shall operate to impair the liability of Guarantor hereunder. The obligations of Guarantor hereunder shall not be reduced, impaired or in any way affected by: (a) receivership, insolvency, bankruptcy or other proceedings affecting Tenant or any of Tenant's assets; (b) receivership, insolvency, bankruptcy or other proceedings affecting Guarantor or any of Guarantor's assets; and (c) any allegation of fraud, failure of consideration, forgery or other defense, whether or not known to Beneficiary (even though rendering all or any part of the Guaranteed Obligations void or unenforceable or uncollectible as against Tenant or any other guarantor). This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Beneficiary upon the insolvency, bankruptcy or reorganization of Tenant or otherwise.

         Section 6. Place of Performance; Attorneys' Fees. All payments to be made and obligations to be performed hereunder shall be paid or performed in the location for payment or performance (as applicable) set forth in the Lease. If it becomes necessary for Beneficiary to enforce this Guaranty by legal action, Guarantor hereby waives the right to be sued in the county or state of such Guarantor's residence and agrees to submit to the jurisdiction and venue of the appropriate federal, state or other governmental court in Suffolk County, New York. Guarantor unconditionally agrees to pay Beneficiary's collection expenses, including, without limitation, court costs and reasonable attorneys' fees if enforcement hereof is placed in the hands of an attorney, including, but expressly not limited to, enforcement by suit or through probate, bankruptcy or any judicial proceedings.

         Section 7. Applicable Law. This Guaranty shall be governed by and construed in accordance with the laws of the United States of America and the State of New York, and is intended to be performed in accordance with and as permitted by such laws.

         Section 8. Entire Agreement. This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Guaranty. This Guaranty may not be changed, modified, discharged or terminated in any manner other than by an agreement in writing signed by Guarantor and Beneficiary.

         Section 9. Severability. In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the other provisions contained herein shall not in any way be affected or impaired thereby.

         EXECUTED as of the       day of         , 1997.

                                       GUARANTOR:

                                       FAMILY GOLF CENTERS, INC.


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                   EXHIBIT D
                                   ---------

                           NON-DISTURBANCE AGREEMENT
                           -------------------------










                                      D-1